Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*****], HAS BEEN OMITTED BECAUSE ZIOPHARM ONCOLOGY, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ZIOPHARM ONCOLOGY, INC. IF PUBLICLY DISCLOSED.

Fifth Amendment to Research and Development Agreement

This Fifth Amendment to Research and Development Agreement (this “Fifth Amendment”) is made as of October 22, 2019 (the “Fifth Amendment Effective Date”), by and among THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), and ZIOPHARM ONCOLOGY, INC., a Delaware corporation (“ZIOPHARM”).

WHEREAS, UTMDACC are ZIOPHARM are parties to that certain Research and Development Agreement, dated August 17, 2015, as previously amended (the “MDACC Research Agreement”); and

WHEREAS, UTMDACC and ZIOPHARM have a mutual interest in amending the MDACC Research Agreement as follows with respect to payment for the funding of RESEARCH PROGRAMS, permitting the use of funds allocated under the MDACC Research Agreement to another agreement and extending the TERM of the MDACC Research Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as of the Fifth Amendment Effective Date as follows:

1.    A new subsection (F) shall be placed after Subsection (E) under Section 5.2 and shall read:

“(F) ZIOPHARM, at its sole discretion, shall have the option to use up [***] of funds previously committed under this AGREEMENT to fund [***]

2.    A new subsection (G) shall be placed after Subsection (F) under Section 5.2 and shall read:

(G) “Under the terms of this AGREEMENT and the 2019 Research and Development Agreement by and between ZIOPHARM and UTMDACC dated October 22, 2019 (“2019 AGREEMENT”), ZIOPHARM’s funding commitment to the DEVELOPMENT COSTS under this AGREEMENT may be used to fund the “DEVELOPMENT COSTS” as defined and agreed under the 2019 AGREEMENT, as well as any expenditures incurred and actually paid by ZIOPHARM in support of the TCR-T PROGRAM (as defined in the 2019 AGREEMENT), including rent for the LEASED FACILITY (as defined in the 2019 AGREEMENT) and any amounts paid to third party contractors and/or any build-out costs for the LEASED FACILITY. ZIOPHARM shall provide UTMDACC with all documentation substantiating all such expenditures as reasonably requested by UTMDACC.

3.    Section 9.1, TERM OF THE AGREEMENT is hereby deleted and replaced with the following:

“9.1 TERM OF THE AGREEMENT. The term of this AGREEMENT (the “TERM”) shall commence on the EFFECTIVE DATE and expire on December 31, 2026, unless earlier terminated pursuant to this Section 9 or as otherwise provided in this AGREEMENT, or extended pursuant to mutual written agreement.”

4.    This Fifth Amendment amends the terms of the MDACC Research Agreement as expressly provided above, and the MDACC Research Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect.

5.    Capitalized terms used but not defined herein shall have the meanings set forth in the MDACC Research Agreement. The validity, performance, construction, and effect of this Fifth Amendment shall be governed by and construed under the substantive laws of the State of New York, without regard to conflicts of law rules that would cause the application of the laws of another jurisdiction. This Fifth Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

{Signature page follows}

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the date first above written.

The University of Texas
M.D. Anderson Cancer Center

By:	/s/ Ben Melson
Name:	Ben Melson
Title:	Senior Vice President and Chief Financial Officer

Ziopharm Oncology, Inc.

By:	/s/ Robert Hadfield
Name:	Robert Hadfield
Title:	General Counsel